CONSENT  OF  MALONE  &  BAILEY,  PLLC,  INDEPENDENT  AUDITORS

We consent to the inclusion in this Registration Statement (Form 10-SB) of our report dated January 26, 2000, for the fiscal years ended December 31, 1999 and 1998.




MALONE  &  BAILEY,  PLLC
Houston,  Texas

February  3,  2000


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